SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: March 18, 2016
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
__________________

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Larry D. Zimpleman, a director and chairman of the board of directors of Principal Financial Group, Inc. and its subsidiary Principal Life Insurance Company, has decided to decline to stand for re-election to the board when his current term expires at the conclusion of Principal Financial Group, Inc.'s annual meeting of shareholders on May 17, 2016. Mr. Zimpleman's decision is not the result of any disagreement with the Company on any matter relating to its operations, policies or practices. The press release announcing Mr. Zimpleman’s decision not to stand for re-election is included herewith as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

99	Zimpleman Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By: /s/ Karen E. Shaff
Name: Karen E. Shaff
Title: Executive Vice President, General Counsel
and Secretary
Date: March 23, 2016